Exhibit 10.29

AMENDMENT NO. 2

Dated as of October 31, 2008

to

CREDIT AGREEMENT

Dated as of June 6, 2007

          THIS AMENDMENT NO. 2 (“Amendment”) is made as of October 31, 2008 by and among Photronics, Inc. (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of June 6, 2007 by and among the Company, the Lenders and the Administrative Agent (as amended by that certain Amendment No. 1 thereto, dated as of April 25, 2008, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

          WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

          WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

          1. Amendments to Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          (a) The definition of “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

     “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus a percentage per annum equal to the then applicable “Eurocurrency Spread” on such day as set forth in the definition of “Applicable Rate”; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

          (b) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is amended to restate the chart set forth therein in its entirety as follows:

	Senior Leverage	Eurocurrency	ABR	Commitment Fee Rate
	Ratio:	Spread	Spread

Category 1:	< 0.75 to 1.00	2.50%	1.50%	0.50%
Category 2:	> 0.75 to 1.00	2.75%	1.75%	0.50%
	but
	< 1.00 to 1.00
Category 3:	> 1.00 to 1.00	3.00%	2.00%	0.50%

          (c) Clause (a) of Section 6.11 of the Credit Agreement is amended and restated in its entirety as follows:

          (a) Maximum Senior Leverage Ratio. The Company will not permit the ratio (the “Senior Leverage Ratio”), determined as of the end of each of its fiscal quarters set forth below, of (i) Consolidated Senior Indebtedness to (ii) Consolidated EBITDA for the period of 4 consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Company and its Subsidiaries on a consolidated basis, to be greater than the ratio set forth opposite such fiscal quarter:

Fiscal Quarter Ending On or About	Maximum Senior Leverage Ratio
November 2, 2008	2.25 to 1.00
January 31, 2009 and thereafter	1.50 to 1.00

          (d) Paragraph (o) of Article VII is amended to delete the reference to “November 2, 2008” appearing therein and to substitute “December 5, 2008” in lieu thereof.

          (e) A new paragraph (p) is added to Article VII as follows:

          (p) the Company and its Subsidiaries shall fail to enter into, by no later than December 5, 2008, such amendments, restatements, modifications and supplements to the Loan Documents and the Chinese Credit Facility Documents as are required by the Required Lenders (for the avoidance of doubt, in order to effect such changes to the principal amount, pricing, maturity, structure and terms of the credit facility evidenced by the Loan Documents and of the Chinese Credit Facility as are required by the Required Lenders); or

          (f) A new paragraph (q) is added to Article VII as follows:

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          (q) by no later than December 5, 2008, the Company and its Domestic Subsidiaries will fail to enter into such agreements and documents as are required by the Collateral Agent (or fail to take such other actions as are required by the Collateral Agent in connection therewith) to cause substantially all of the owned property (whether personal, real, tangible, intangible, or mixed) of the Company and its Domestic Subsidiaries to be subject at all times to first priority, perfected Liens (subject to any Liens in existence on October 30, 2008 and permitted under Section 6.02) in favor of the Collateral Agent for the benefit of the Holders of Secured Obligations to secure the Secured Obligations (provided that (A) any mortgages or deeds of trust in respect of real property and any pledge agreements in respect of the equity interests in a Foreign Subsidiary shall not be required until such later date as the Collateral Agent may agree in the exercise of its reasonable discretion with respect thereto and (B) no such guaranty, pledge or collateral shall be required to the extent the Collateral Agent reasonably determines that (1) such guaranty, pledge or collateral is prohibited or otherwise restricted by applicable laws or regulations, or would cause materially adverse tax consequences to the Company and its Subsidiaries or (2) in light of the cost and expense associated therewith, such guaranty, pledge or collateral would be unduly burdensome or not provide material credit support for the benefit of the Holders of Secured Obligations pursuant to legally binding, valid and enforceable agreements and documents);

          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Required Lenders and the Administrative Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (b) the Administrative Agent shall have received evidence of amendment(s) to the Chinese Credit Facility Documents on terms and conditions reasonably satisfactory to it, (c) the Company shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers its signature page hereto by such time as is requested by the Administrative Agent, an amendment fee equal to 0.50% of such Lender’s Commitment and (d) the Company shall have paid all of the fees of the Administrative Agent and its affiliates (including, to the extent invoiced, reasonable attorneys’ fees and expenses of the Administrative Agent) in connection with this Amendment and the other Loan Documents.

          3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

          (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof.

          4. Reference to and Effect on the Credit Agreement.

          (a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PHOTRONICS, INC.,
as the Company

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
individually as a Lender, as the Swingline Lender, as the Issuing
Bank and as Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

RBS CITIZENS, NATIONAL ASSOCIATION (successor by
merger to Citizens Bank of Massachusetts), individually as a
Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

HSBC BANK USA, NATIONAL ASSOCIATION, individually
as a Lender and as Co-Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

CITIBANK, N.A., individually as a Lender and as Co-
Syndication Agent

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

UBS LOAN FINANCE LLC,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Amendment No. 2
Photronics, Inc.
Credit Agreement dated as of June 6, 2007

CONSENT AND REAFFIRMATION

          Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement dated as of June 6, 2007 (as amended by that certain Amendment No. 1 thereto, dated as of April 25, 2008, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Photronics, Inc. (the “Company”), the Foreign Subsidiary Borrowers from time to time party thereto (together with the Company, the “Borrowers”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of October 31, 2008 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreements and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: October 31, 2008

[Signature Page Follows]

PHOTRONICS-TOPPAN TEXAS, INC.

By:
Name:
Title:

Signature Page to Consent and Reaffirmation to Amendment No. 2
Photronics, Inc.
Credit Agreement dated as of June 6, 2007